                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4413

Exact name of registrant as specified in charter: Delaware Group Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1.

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
GROWTH-EQUITY                                A member of Lincoln Financial Group










ANNUAL REPORT  SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
               DELAWARE GROWTH OPPORTUNITIES FUND


























[GRAPHIC OMITTED] POWERED BY RESEARCH(R)

TABLE
     OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

     Statement of Net Assets                                    6

     Statement of Operations                                    8

     Statements of Changes in Net Assets                        9

     Financial Highlights                                      10

     Notes to Financial Statements                             15
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM                                    18
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         19
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       22
-----------------------------------------------------------------
ABOUT THE ORGANIZATION                                         24
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                     DELAWARE GROWTH OPPORTUNITIES FUND
     MANAGEMENT REVIEW                        September 30, 2005

FUND MANAGERS

Marshall T. Bassett, Manager

Steven T. Lampe, Co-manager

Barry S. Gladstein, Co-manager

Lori P. Wachs, Co-manager

Rudy D. Torrijos III, Co-manager

Christopher M. Holland, Co-manager

Matthew Todorow, Co-manager

Steven G. Catricks, Co-manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
Sloughing off the impact of rising interest rates, inflation fears, rising energy costs, and the worst natural disaster in U.S. history, markets were up over the past twelve months. The rally began with a bang in the fourth quarter of 2004 (4Q04), and while markets retraced some steps in 1Q05 over fears of a decelerating economy due to rising energy prices, investors stepped back into the market in May 2005, as energy prices eased and inflation fears subsided. The rally continued through 3Q05, despite the impact of Hurricanes Katrina and Rita, with stocks across the capitalization spectrum achieving double-digit returns for the 12-month period. Mid- and small-cap companies led the way: the benchmark, the Russell Midcap Index returned over 25%, while the Russell 2000 Index came in at nearly 18%. Bringing up the rear were large-caps, which still posted a return of 11%, as measured by the Russell 1000 Index. Growth stocks trailed value stocks in all-cap ranges except small-caps, where the Russell 2000 Growth Index's 17.97% return edged that of its value counterpart by 22 basis points (source: Lipper, Inc.).

HOW DID THE GROWTH OPPORTUNITIES FUND PERFORM DURING THE FISCAL YEAR? PLEASE DISCUSS THE RESPECTIVE BENCHMARKS.
Within the benchmark Russell Midcap Growth Index, performance was positive, with sectors up double digits. Instances of high double-digit returns are highly unusual and can not be sustained. Lapping the field with returns more than double those of the next best major sector, however, was Energy, which returned 59%, over half of which came in 3Q05, as rising oil prices accelerated in the wake of Hurricanes Katrina and Rita. Along the way, the Energy sector increased its weighting in the index to 9.5%; at the end of 2003 its weight was less than 3%. Paying the price for Energy's huge gain were consumer-related stocks, which substantially lagged the market over fears that the confluence of high fuel costs, rising interest rates, and potentially lower housing prices would curtail consumer spending (source: Lipper, Inc.).

The Growth Opportunities Fund participated extensively in the rally, progressing through much of the year in line with the benchmark Russell Midcap Growth Index until Hurricane Katrina made landfall in late August. For the remainder of the quarter, our overweight position in consumer names and underweight position in the Energy sector undermined positive stock selection to leave the portfolio slightly lagging the benchmark.

CAN YOU NAME SOME KEY HOLDINGS IN GROWTH OPPORTUNITIES FUND?
Overall stock selection was strongly positive, with the most significant contributions coming from the Health Care, Consumer Non-Durable, Financial, and Technology sectors. Consistent with our investment approach of finding good companies across the market, the top 4 contributors to performance came from four different sectors. Leading the way was Nordstrom, which rose 81% on the strength of its sales and earnings, all the more impressive in light of the downward pressures on consumer spending. Health Care was the top contributing sector. Sentiment toward the sector, particularly biotech, continued to improve since the first quarter, as companies announced positive results regarding drugs in development. Amylin Pharmaceuticals rose 69%, largely in response to positive results regarding its diabetes drug. Prescription benefit manager, Caremark Rx, was up 55% on strong earnings derived from the increased utilization of mail-order for pharmaceutical prescription delivery and the huge increase in the use of generic drugs. Elsewhere, staffing firm Robert Half was a strong contributor to performance, rising 39% on the strength of its reported earnings (source: Market News).

WHAT DETRACTED FROM FUND PERFORMANCE?
Largely undermining strong stock selection, however, was overall sector weighting, specifically our underweight in Energy. Furthermore, stock selection here and in Basic Industry/Capital Goods hurt as those companies with more sustainable growth models, which we seek, fared poorly relative to those we avoid, namely those whose earnings are driven by price fluctuations of underlying commodities.

WHAT WILL THE FUND STRATEGY BE MOVING FORWARD?
Looking forward, we generally share the market's concerns about the negative effects of higher energy prices and interest rates on consumers. Over the course of the year, we have decreased our weight in consumer-related names significantly, reallocating the assets across the portfolio. As we experienced with biotech in the early part of the year, however, market sentiment often overreacts. With this in mind, we have chosen to maintain our holdings in the highest quality consumer names that should still be able to generate solid results and would be the beneficiaries of a return to a more neutral sentiment. In Energy, where we remain underweight and are likely to continue so, we have not chased the market. Rather, we have continued to take advantage of the few periods of weakness to build positions in select energy-related companies that dominate niche markets where fundamentals should remain favorable, barring an extraordinary decrease in overall demand. As is the litmus test for all of our holdings, we will continue to focus on those companies that demonstrate the ability to deliver strong future sales and earnings growth.

PERFORMANCE SUMMARY
     DELAWARE GROWTH OPPORTUNITIES FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com performance. You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns

Through September 30, 2005        Lifetime     10 Years    Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
Excluding Sales Charge             +15.41%      +8.91%       -5.19%     +21.41%
Including Sales Charge             +15.06%      +8.26%       -6.30%     +14.49%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge              +9.58%      +8.30%       -5.85%     +20.63%
Including Sales Charge              +9.58%      +8.30%       -6.16%     +16.63%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge              +8.30%         --        -5.85%     +20.61%
Including Sales Charge              +8.30%         --        -5.85%     +19.68%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00%

The average annual total returns for the lifetime and one-year periods ended September 30, 2005 for Delaware Growth Opportunities Fund's Class R shares were +16.09% and +21.12%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales change. The maximum annual distribution and service fee is 0.60% of average daily net assets, however, as of August 1, 2005, the Distributor has contracted to limit this amount to 0.50% through January 31, 2006.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended September 30, 2005 for Delaware Growth Opportunities Fund Institutional Class were +15.64%, +9.24%, -4.90%, and +21.82%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:    DFDIX
Nasdaq Class R symbol:                DFRIX

FUND BASICS
As of September 30, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide long-term capital growth.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$574 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
59
--------------------------------------------------------------------------------
FUND START DATE:
March 27, 1986
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Marshall T. Bassett joined Delaware Investments in 1997. In his most recent position, he served as vice president in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small-cap growth companies. Previously, he was a trust officer at Sovereign Bank and Trust Company. Mr. Bassett holds his bachelor's and M.B.A. degrees from Duke University.

Steven T. Lampe joined Delaware Investments in 1995 and covers the financial services and business services sectors. He previously served as a manager at PricewaterhouseCoopers, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. Mr. Lampe received his bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School of Business.

Lori P. Wachs joined Delaware Investments in 1993 after serving in the equity-risk arbitrage department of Goldman Sachs & Company. She is a CFA charterholder and a member of the Association for Investment Management and Research. She holds a bachelor's degree in economics from the University of Pennsylvania's Wharton School of Business, where she concentrated on finance.

Barry S. Gladstein joined Delaware Investments in 1995. Previously, he was director of operational planning at CIGNA Corporation, and a senior accountant with Arthur Young & Company. Mr. Gladstein holds a bachelor's degree from Binghamton University and an M.B.A. from the University of Pennsylvania's Wharton School of Business. He is a CFA charterholder.

Rudy D. Torrijos III joined Delaware Investments in 2005. Previously, he was a technology analyst at Fiduciary Trust Co., International, and was an analyst and, later, a fund manager with Neuberger Berman Growth Group. Mr. Torrijos holds a bachelor's degree in applied mathematics and economics from Harvard University.

Christopher M. Holland joined Delaware Investments in 2005. Previously, he was a municipal fixed income analyst at Black Rock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Matthew Todorow joined Delaware Investments in 2003. Previously, he served as executive director for Morgan Stanley Investment Management and as portfolio manager for the Small/Mid-Cap Group. He also worked at Keeton Capital Management. Mr. Todorow holds a BBA from Temple University and a MBA from the University of Georgia's Terry College of Business.

Steven G. Catricks joined Delaware Investments in 2005. Previously, he was an equity analyst at Black Rock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockhead Martin.
Mr. Catricks' holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania, and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catrick's is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DFCIX
Class B  DFBIX
Class C  DEEVX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
September 30, 1995 through September 30, 2005

                        Growth Opportunties     Russell Midcap Growth
      Dates                    Fund                      Index

    9/30/1995                 $ 9,425                   $10,000
    9/30/1996                 $11,413                   $11,633
    9/30/1997                 $12,832                   $15,081
    9/30/1998                 $11,769                   $13,668
    9/30/1999                 $16,315                   $18,751
    9/30/2000                 $28,881                   $30,071
    9/30/2001                 $14,602                   $14,503
    9/30/2002                 $12,844                   $12,255
    9/30/2003                 $16,485                   $17,021
    9/30/2004                 $18,215                   $19,350
    9/30/2005                 $22,125                   $23,891

Chart assumes $10,000 invested on September 30, 1995 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                    For the Period April 1, 2005 to September 30, 2005
     OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect, as applicable. The expenses shown in the table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DELAWARE GROWTH OPPORTUNITIES FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                    Expenses
                                                           Beginning    Ending                     Paid During
                                                            Account     Account       Annualized     Period
                                                             Value       Value         Expense      4/1/05 to
                                                            4/1/05      9/30/05         Ratio        9/30/05
--------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,088.40         1.44%        $7.54
Class B                                                     1,000.00    1,084.70         2.14%        11.18
Class C                                                     1,000.00    1,084.80         2.14%        11.18
Class R                                                     1,000.00    1,087.40         1.72%         9.00
Institutional Class                                         1,000.00    1,090.30         1.14%         5.97
--------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,017.85         1.44%       $ 7.28
Class B                                                     1,000.00    1,014.34         2.14%        10.81
Class C                                                     1,000.00    1,014.34         2.14%        10.81
Class R                                                     1,000.00    1,016.44         1.72%         8.69
Institutional Class                                         1,000.00    1,019.35         1.14%         5.77
--------------------------------------------------------------------------------------------------------------

                                       4

SECTOR ALLOCATION                                       As of September 30, 2005
     DELAWARE GROWTH OPPORTUNITIES FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   92.14%
------------------------------------------------------------------------
Basic Industry/Capital Goods                                    5.88%

Business Services                                               9.33%

Consumer Durables                                               3.77%

Consumer Non-Durables                                           9.93%

Consumer Services                                               7.66%

Energy                                                          1.59%

Financials                                                     10.68%

Health Care                                                    18.59%

Technology                                                     24.71%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           7.09%
------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  17.22%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              116.45%
------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (17.22%)
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.77%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                     DELAWARE GROWTH OPPORTUNITIES FUND
     OF NET ASSETS                            September 30, 2005

                                                         Number of     Market
                                                          Shares        Value
COMMON STOCK - 92.14%
Basic Industry/Capital Goods - 5.88%
  Allegheny Technologies                                   237,500  $ 7,357,750
  Graco                                                    230,500    7,901,540
 +Mettler-Toledo International                             225,100   11,475,598
  Rowan                                                    197,800    7,019,922
                                                                    -----------
                                                                     33,754,810
                                                                    -----------
Business Services - 9.33%
 +Dun & Bradstreet                                         124,000    8,167,880
  Expeditors International Washington                      211,200   11,991,936
 +Fisher Scientific International                          184,700   11,460,635
  National Financial Partners                              126,900    5,728,266
  Robert Half International                                453,800   16,150,742
                                                                    -----------
                                                                     53,499,459
                                                                    -----------
Consumer Durables - 3.77%
  Centex                                                   214,100   13,826,578
  KB HOME                                                  106,800    7,817,760
                                                                    -----------
                                                                     21,644,338
                                                                    -----------
Consumer Non-Durables - 9.93%
  Michaels Stores                                          142,500    4,711,050
  Nordstrom                                                334,800   11,490,336
  Staples                                                  620,400   13,226,928
 +Starbucks                                                173,000    8,667,300
*+Urban Outfitters                                         460,200   13,529,880
 +Williams-Sonoma                                          138,600    5,315,310
                                                                    -----------
                                                                     56,940,804
                                                                    -----------
Consumer Services - 7.66%
 +Cheesecake Factory                                       161,200    5,035,888
*+Getty Images                                              26,200    2,254,248
  Marriott International Class A                           241,200   15,195,600
 *Royal Caribbean Cruises                                  121,700    5,257,440
  Starwood Hotels & Resorts Worldwide                      282,800   16,167,676
                                                                    -----------
                                                                     43,910,852
                                                                    -----------
Energy - 1.59%
  Smith International                                      273,500    9,110,285
                                                                    -----------
                                                                      9,110,285
                                                                    -----------
Financials - 10.68%
*+Affiliated Managers Group                                136,000    9,849,120
  Lehman Brothers Holdings                                 117,600   13,698,048
 *Nuveen Investments                                       161,400    6,357,546
  PartnerRe                                                126,700    8,115,135
 +Refco                                                    208,000    5,880,160
  Sovereign Bancorp                                        368,300    8,117,332
 *UnumProvident                                            451,100    9,247,550
                                                                    -----------
                                                                     61,264,891
                                                                    -----------
Health Care - 18.59%
*+American Pharmaceutical Partners                         134,900    6,159,534
*+Amylin Pharmaceuticals                                   300,000   10,437,000
 +Barr Pharmaceuticals                                     123,950    6,807,334
 +Caremark Rx                                              197,000    9,836,210
 +Cytyc                                                    344,000    9,236,400
  Dade Behring Holdings                                    156,200    5,726,292
*+Invitrogen                                               159,100   11,969,093
 +Kinetic Concepts                                          96,700    5,492,560
 +Medco Health Solutions                                   211,900   11,618,477
 *Medicis Pharmaceutical Class A                           144,500    4,704,920

*+MGI Pharma                                               403,600 $  9,407,916
*+Neurocrine Biosciences                                   184,400    9,070,636
  Shire Pharmaceuticals ADR                                166,500    6,158,835
                                                                   ------------
                                                                    106,625,207
                                                                   ------------
Technology - 24.71%
 +Amdocs                                                   353,100    9,791,463
 *ASML Holding                                             294,100    4,855,591
 +Broadcom Class A                                         266,600   12,506,206
 +Cadence Design Systems                                   395,200    6,386,432
*+Check Point Software Technologies                        446,700   10,863,744
 +Citrix Systems                                           294,700    7,408,758
 +Juniper Networks                                         507,000   12,061,530
 +Lam Research                                             161,400    4,917,858
  Linear Technology                                        385,400   14,487,186
*+Marvell Technology Group                                 173,700    8,009,307
 +Mercury Interactive                                      214,700    8,502,120
 +Network Appliance                                        257,500    6,113,050
 +NII Holdings                                             103,400    8,732,130
*+salesforce.com                                           362,200    8,374,064
 *Satyam Computer Services ADR                             348,300   10,525,626
 +VeriSign                                                 384,700    8,221,039
                                                                    -----------
                                                                    141,756,104
                                                                    -----------
TOTAL COMMON STOCK (cost $415,556,607)                              528,506,750
                                                                    -----------
                                                          Principal
                                                           Amount
REPURCHASE AGREEMENTS - 7.09%
  With BNP Paribas 3.25% 10/03/05
    (dated 9/30/05, to be repurchased
    at $16,794,547, collateralized by
    $2,246,000 U.S. Treasury Bills
    due 2/16/06, market value $2,214,828,
    $675,000 U.S. Treasury Notes
    1.50% due 3/31/06, market value
    $667,106, $5,623,000 U.S. Treasury
    Notes 1.875% due 1/31/06, market
    value $5,607,608, $4,892,000
    U.S. Treasury Notes 2.375% due
    8/15/06, market value $4,839,156,
    $2,168,000 U.S. Treasury Notes
    2.50% due 5/31/06, market value
    $2,165,944, $1,012,000 U.S. Treasury
    Notes 2.75% due 7/31/06, market
    value $1,006,482, $137,000
    U.S. Treasury Notes 2.875% due
    11/30/06, market value $136,318 and
    $484,000 U.S. Treasury Notes
    4.625% due 5/15/06, market
    value $494,006)                                    $16,790,000   16,790,000
With UBS Warburg 3.25% 10/03/05
    (dated 9/30/05, to be repurchased
    at $23,902,472, collateralized by
    $24,771,000 U.S. Treasury Bills
    due 3/2/06, market
    value $24,382,490)                                  23,896,000   23,896,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $40,686,000)                                                 40,686,000
                                                                    -----------

STATEMENT                                     DELAWARE GROWTH OPPORTUNITIES FUND
     OF NET ASSETS (CONTINUED)

                                                       Principal     Market
                                                         Amount       Value

TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING COLLATERAL - 99.23%
  (cost $456,242,607)                                              $569,192,750
                                                                   ------------
SECURITIES LENDING COLLATERAL** -- 17.22%
Short-Term Investments
  Abbey National 3.59% 1/13/06                         $ 2,042,252    2,042,701
  Australia New Zealand 3.81% 10/31/06                   2,760,070    2,759,653
  Bank of New York
    3.70% 4/4/06                                         2,207,842    2,207,723
    3.79% 10/28/05                                       1,379,903    1,379,848
  Bank of the West 3.68% 3/2/06                          2,759,637    2,759,653
  Barclays London 3.81% 11/28/05                         1,379,959    1,379,827
  Bayerische Landesbank 3.85% 8/25/06                    2,758,884    2,759,653
  Bear Stearns
    3.60% 1/17/06                                          552,007      552,118
    3.74% 3/31/06                                        3,035,619    3,035,619
  Beta Finance 3.83% 4/18/06                             2,759,491    2,759,446
  Calyon Singapore 3.69% 11/3/05                         2,042,282    2,042,144
  Calyon London 3.77% 12/30/05                           1,940,373    1,938,642
  CDC Financial Product 4.04% 10/31/05                   3,587,550    3,587,550
  Citigroup Global Markets
    3.98% 10/3/05                                       27,596,535   27,596,535
    4.01% 10/7/05                                        3,587,550    3,587,550
  Commonwealth Bank Australia
    3.80% 10/31/06                                       2,759,841    2,759,653
  Credit Swiss First Boston New York
    3.76% 4/18/06                                        2,980,608    2,980,426
    4.02% 12/29/05                                         579,528      579,538
  Deutsche Bank London
    3.76% 12/27/05                                         828,156      827,999
  Goldman Sachs 4.08% 10/2/06                            3,366,777    3,366,777
  Lehman Holdings 4.02% 12/23/05                         2,759,480    2,760,476
  Marshall & Ilsley Bank 3.97% 12/29/05                  2,759,780    2,759,695
  Merrill Lynch Mortgage Capital
    4.04% 1/12/06                                        3,587,550    3,587,550
  National City Bank 3.81% 1/23/06                       3,146,071    3,146,118
  Nordea Bank Norge ASA 3.71% 10/31/06                   2,759,814    2,759,654
  Proctor & Gamble 3.77% 10/31/06                        2,759,347    2,759,654
  Royal Bank of Canada 3.78% 11/18/05                    2,759,853    2,759,654
  Royal Bank of Scotland 3.78% 10/31/06                  2,759,687    2,759,654
  Sigma Finance 3.83% 3/16/06                              827,861      827,952
  UBS Securities 3.95% 10/3/05                             995,129      995,129
  Wells Fargo 3.76% 10/31/06                             2,758,909    2,759,654
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $98,778,245)                                                 98,778,245
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 116.45%
  (cost $555,020,852)                                               667,970,995^
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL** - (17.22%)                                           (98,778,245)
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 0.77%                                            4,405,765
                                                                   ------------
NET ASSETS APPLICABLE TO 25,177,176 SHARES
  OUTSTANDING - 100.00%                                            $573,598,515
                                                                   ------------

Net Asset Value - Delaware Growth Opportunities Fund
  Class A ($531,604,291 / 23,200,453 Shares)                             $22.91
                                                                         ------
Net Asset Value - Delaware Growth Opportunities Fund
  Class B ($22,131,645 / 1,094,045 Shares)                               $20.23
                                                                         ------
Net Asset Value- Delaware Growth Opportunities Fund
  Class C ($8,598,153 / 415,028 Shares)                                  $20.72
                                                                         ------
Net Asset Value- Delaware Growth Opportunities Fund
  Class R ($3,068,461 / 134,765 Shares)                                  $22.77
                                                                         ------
Net Asset Value- Delaware Growth Opportunities Fund
  Institutional Class ($8,195,965 / 332,885 Shares)                      $24.62
                                                                         ------

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2005:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $445,162,727
Accumulated net realized gain on investments                         15,485,645
Net unrealized appreciation of investments                          112,950,143
                                                                   ------------
Total net assets                                                   $573,598,515
                                                                   ============

 *Fully or partially on loan.

**See Note 7 in "Notes to Financial Statements."

 +Non-income producing security for the year ended September 30, 2005.

 ^Includes $98,574,717 of securities loaned.

SUMMARY OF ABBREVIATIONS
ADR - American Depositary Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE GROWTH OPPORTUNITIES FUND
Net asset value Class A (A)                                              $22.91
Sales charge (5.75% of offering price) (B)                                 1.40
                                                                         ------
Offering price                                                           $24.31
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                     DELAWARE GROWTH OPPORTUNITIES FUND
     OF OPERATIONS                            Year Ended September 30, 2005

INVESTMENT INCOME:
  Dividends                                                             $2,615,259
  Interest                                                                 940,764
  Securities lending income                                                150,406     $  3,706,429
                                                                        ----------     ------------

EXPENSES:
  Management fees                                                        4,079,974
  Dividend disbursing and transfer agent fees and expenses               1,374,132
  Distribution expenses -- Class A                                       1,508,711
  Distribution expenses -- Class B                                         245,736
  Distribution expenses -- Class C                                          85,810
  Distribution expenses  -- Class R                                         16,879
  Reports and statements to shareholders                                   316,776
  Accounting and administration expenses                                   191,155
  Legal and professional fees                                               78,821
  Registration fees                                                         67,716
  Insurance Fees                                                            40,041
  Trustees' fees                                                            26,099
  Custodian fees                                                            22,625
  Taxes (other that taxes on income)                                        11,584
  Pricing fees                                                                 750
  Other                                                                     17,114        8,083,923
                                                                        ----------
Less waiver of distribution expenses -- Class R                                                (500)
Less expenses paid indirectly                                                                (1,463)
                                                                                       ------------
Total expenses                                                                            8,081,960
                                                                                       ------------
NET INVESTMENT LOSS                                                                      (4,375,531)
                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                       42,824,736
  Net change in unrealized appreciation/depreciation of investments                      66,113,648
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                         108,938,384
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $104,562,853
                                                                                       ============

See accompanying notes

STATEMENTS                                    DELAWARE GROWTH OPPORTUNITIES FUND
     OF CHANGES IN NET ASSETS

                                                                                Year Ended
                                                                         9/30/05           9/30/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                 $ (4,375,531)    $ (5,198,107)
  Net realized gain on investments                                      42,824,736       90,566,275
  Net change in unrealized appreciation/depreciation of investments     66,113,648      (39,366,160)
                                                                      ------------     ------------
  Net increase in net assets resulting from operations                 104,562,853       46,002,008
                                                                      ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                             80,169,835      100,527,430
    Class B                                                              1,626,935        3,821,525
    Class C                                                              1,360,817        2,216,235
    Class R                                                              2,873,454          404,172
    Institutional Class                                                  1,117,471        2,953,596
                                                                      ------------     ------------
                                                                        87,148,512      109,922,958
                                                                      ------------     ------------
  Cost of shares repurchased:
    Class A                                                           (101,137,977)     (97,346,381)
    Class B                                                             (9,909,153)      (9,568,642)
    Class C                                                             (2,830,095)      (3,035,090)
    Class R                                                               (679,596)          (1,177)
    Institutional Class                                                 (2,228,376)     (18,861,430)
                                                                      ------------     ------------
                                                                      (116,785,197)    (128,812,720)
                                                                      ------------     ------------
Decrease in net assets derived from capital share transactions         (29,636,685)     (18,889,762)
                                                                      ------------     ------------
NET INCREASE IN NET ASSETS                                              74,926,168       27,112,246

NET ASSETS:
  Beginning of year                                                    498,672,347      471,560,101
                                                                      ------------     ------------
  End of year (there was no undistributed net investment income
    at either year end)                                               $573,598,515     $498,672,347
                                                                      ============     ============

See accompanying notes
                                       9

FINANCIAL
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Growth Opportunities Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $18.870     $17.070      $13.300     $15.120      $40.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.161)     (0.178)      (0.137)     (0.136)      (0.161)
Net realized and unrealized gain (loss) on investments          4.201       1.978        3.907      (1.684)     (15.954)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.040       1.800        3.770      (1.820)     (16.115)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --           --          --       (8.508)
In excess of net realized gain on investments                      --          --           --          --       (0.327)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (8.835)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $22.910     $18.870      $17.070     $13.300      $15.120
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                21.41%      10.49%       28.35%     (12.04%)     (49.45%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $531,604    $456,455     $413,160    $357,438     $479,825
Ratio of expenses to average net assets                         1.44%       1.48%        1.55%       1.46%        1.43%
Ratio of net investment loss to average net assets             (0.76%)     (0.93%)      (0.91%)     (0.81%)      (0.74%)
Portfolio turnover                                                84%        106%         100%         97%         121%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Growth Opportunities Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.770     $15.290      $12.000     $13.730      $37.520

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.286)     (0.292)      (0.227)     (0.238)      (0.296)
Net realized and unrealized gain (loss) on investments          3.746       1.772        3.517      (1.492)     (14.659)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.460       1.480        3.290      (1.730)     (14.955)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --           --          --       (8.508)
In excess of net realized gain on investments                      --          --           --          --       (0.327)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (8.835)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $20.230     $16.770      $15.290     $12.000      $13.730
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                20.63%       9.68%       27.52%     (12.67%)     (49.79%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $22,132     $25,670      $28,539     $26,389      $36,606
Ratio of expenses to average net assets                         2.14%       2.18%        2.25%       2.16%        2.13%
Ratio of net investment loss to average net assets             (1.46%)     (1.63%)      (1.61%)     (1.51%)      (1.44%)
Portfolio turnover                                                84%        106%         100%         97%         121%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Growth Opportunities Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.180     $15.660      $12.280     $14.060      $38.180

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.290)     (0.296)      (0.231)     (0.241)      (0.300)
Net realized and unrealized gain (loss) on investments          3.830       1.816        3.611      (1.539)     (14.985)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.540       1.520        3.380      (1.780)     (15.285)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --           --          --       (8.508)
In excess of net realized gain on investments                      --          --           --          --       (0.327)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (8.835)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                 $20.72     $17.180      $15.660     $12.280      $14.060
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                20.61%       9.64%       27.52%     (12.66%)     (49.80%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $8,598      $8,460       $8,471      $6,398       $8,145
Ratio of expenses to average net assets                         2.14%       2.18%        2.25%       2.16%        2.13%
Ratio of net investment loss to average net assets             (1.46%)     (1.63%)      (1.61%)     (1.51%)      (1.44%)
Portfolio turnover                                                84%        106%         100%         97%         121%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------
                                                          Delaware Growth Opportunities Fund Class R
-----------------------------------------------------------------------------------------------------
                                                                                       Period
                                                                   Year Ended       6/2/03(1) to
                                                              9/30/05     9/30/04      9/30/03

NET ASSET VALUE, BEGINNING OF PERIOD                          $18.800     $17.060      $16.080

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                         (0.221)     (0.235)      (0.064)
Net realized and unrealized gain on investments                 4.191       1.975        1.044
                                                              -------     -------      -------
Total from investment operations                                3.970       1.740        0.980
                                                              -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $22.770     $18.800      $17.060
                                                              =======     =======      =======

TOTAL RETURN(3)                                                21.12%      10.20%        6.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $ 3,069     $   387      $   --
Ratio of expenses to average net assets                         1.72%       1.78%        1.79%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.74%         --           --
Ratio of net investment loss to average net assets             (1.04%)     (1.23%)      (1.22%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (1.06%)        --           --
Portfolio turnover                                                84%        106%         100%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               Delaware Growth Opportunities Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.210     $18.240      $14.170     $16.050      $41.810

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.097)     (0.120)      (0.092)     (0.085)      (0.095)
Net realized and unrealized gain (loss) on investments          4.507       2.090        4.162      (1.795)     (16.830)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.410       1.970        4.070      (1.880)     (16.925)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --           --          --       (8.508)
In excess of net realized gain on investments                      --          --           --          --       (0.327)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (8.835)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $24.620     $20.210      $18.240     $14.170      $16.050
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                21.82%      10.80%       28.72%     (11.71%)     (49.30%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $8,196      $7,700      $21,390     $19,886      $22,542
Ratio of expenses to average net assets                         1.14%       1.18%        1.25%       1.16%        1.13%
Ratio of net investment loss to average net assets             (0.46%)     (0.63%)      (0.61%)     (0.51%)      (0.44%)
Portfolio turnover                                                84%        106%         100%         97%         121%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

NOTES                                         DELAWARE GROWTH OPPORTUNITIES FUND
     TO FINANCIAL STATEMENTS                  September 30, 2005




Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Growth Fund (formerly Delaware Diversified Growth Fund) and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2005 were approximately $1,463. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through January 31, 2006 for Class R shares to no more than 0.50% of average daily net assets.

At September 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                   $354,962

  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                            179,016

  Other expenses payable to DMC and affiliates*               172,578

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                         DELAWARE GROWTH OPPORTUNITIES FUND
     TO FINANCIAL STATEMENTS (CONTINUED)



As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended September 30, 2005, the Delaware Growth Opportunities Fund was charged $25,424 for internal legal services provided by DMC.

For the year ended September 30, 2005, DDLP earned $28,785 for commissions on sales of the Fund's Class A shares. For the year ended September 30, 2005, DDLP received gross contingent deferred sales charge commissions of $17, $47,132 and $530 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended September 30, 2005, the Fund made purchases of $427,241,239 and sales of $488,441,543 of investment securities other than short-term investments.

At September 30, 2005, the cost of investments for federal income tax purposes was $558,893,444. At September 30, 2005, net unrealized appreciation was $109,077,551, of which $113,489,164 related to unrealized appreciation of investments and $4,411,613 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended September 30, 2005 and 2004.

As of September 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                          $445,162,727
  Undistributed long-term capital gain                     19,358,237
  Unrealized appreciation of investments                  109,077,551
                                                         ------------
  Net assets                                             $573,598,515
                                                         ------------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2005, the Fund recorded the following reclassifications:

  Accumulated net investment income/(loss)                 $4,375,531
  Paid-in capital                                          (4,375,531)

For federal income tax purposes, $22,998,194 of capital loss carryforwards from prior years was utilized in the year ended September 30, 2005.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                               Year Ended
                                                          9/30/05       9/30/04
Shares sold:
   Class A                                              3,742,477     5,075,154
   Class B                                                 86,403       221,244
   Class C                                                 70,551       126,173
   Class R                                                146,814        20,677
   Institutional Class                                     48,731       143,789
                                                       ----------    ----------
                                                        4,094,976     5,587,037
                                                       ----------    ----------
Shares repurchased:
   Class A                                             (4,737,145)   (5,078,096)
   Class B                                               (522,840)     (557,590)
   Class C                                               (148,026)     (174,757)
   Class R                                                (32,663)          (64)
   Institutional Class                                    (96,853)     (935,789)
                                                       ----------    ----------
                                                       (5,537,527)   (6,746,296)
                                                       ----------    ----------
Net decrease                                           (1,442,551)   (1,159,259)
                                                       ==========    ==========

For the years ended September 30, 2005 and 2004, 181,313 Class B shares were converted to 160,630 Class A shares valued at $3,491,781 and 168,447 Class B shares were converted to 150,095 Class A shares valued at $2,885,182, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2005, or at any time during the year.

NOTES                                         DELAWARE GROWTH OPPORTUNITIES FUND
TO FINANCIAL STATEMENTS (CONTINUED)

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At September 30, 2005, the market value of securities on loan was $98,574,717, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. CREDIT AND MARKET RISKS
The Fund invests a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended September 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -
Delaware Growth Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (one of the series constituting Delaware Group Equity Funds
IV) (the "Fund") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP


Philadelphia, Pennsylvania
November 11, 2005

OTHER                                         DELAWARE GROWTH OPPORTUNITIES FUND
     FUND INFORMATION

PROXY RESULTS
The shareholders of Delaware Growth Opportunities Fund (the "Trust") voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trust.

                                                           Shares Voted
                             Shares Voted For           Withheld Authority
                             ----------------           ------------------
Thomas L. Bennett              13,020,090                     474,910
Jude T. Driscoll               13,015,487                     479,513
John A. Fry                    13,014,248                     480,752
Anthony D. Knerr               13,003,722                     491,278
Lucinda S. Landreth            13,013,083                     481,917
Ann R. Leven                   12,991,337                     503,663
Thomas F. Madison              12,989,014                     505,986
Janet L. Yeomans               13,013,566                     481,434
J. Richard Zecher              13,019,993                     475,007

2. To approve the use of a "manager of managers" structure whereby the investment manager of the fund of the Trust will be able to hire and replace subadvisers without shareholder approval.

                                        For         Against      Abstain     Broker Non-Votes
                                        ---         -------      -------     ----------------
Delaware Growth Opportunities Fund   10,203,043     834,600      553,369         1,903,988

BOARD CONSIDERATION OF DELAWARE GROWTH OPPORTUNITIES FUND INVESTMENT
ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Growth Opportunities Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

OTHER                                         DELAWARE GROWTH OPPORTUNITIES FUND
     FUND INFORMATION (CONTINUED)



BOARD CONSIDERATION OF DELAWARE GROWTH OPPORTUNITIES FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the second quartile. The Board noted that the Fund's performance results were mixed. The Board also noted that there had been recent transitions in the Fund's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Fund performance and meet the Board's performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's stated objective. In evaluating the total expenses, the Board considered recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

OTHER                                         DELAWARE GROWTH OPPORTUNITIES FUND
     FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE GROWTH OPPORTUNITIES FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. The Board also noted that the Fund's assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the manager and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
     19103                 Officer and        1 Year -          at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
     19103                                                      Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
      19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
      19103                                                       (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005           Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
      19103                                                         (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
      19103                                                                                                     Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
      19103
                                                                Ms. Yeomans has held
  July 31, 1948                                            various management positions
                                                           at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF            Senior         Chief Financial    Mr. Bishof has served in           92                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005   at different times at
      19103               Chief Financial                       Delaware Investments.
                              Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR       Vice President,   Vice President since   Mr. Connor has served as          86                 None
2005 Market Street      Deputy General     September 21, 2001   Vice President and Deputy
 Philadelphia, PA    Counsel and Secretary    and Secretary    General Counsel of Delaware
       19103                                      since         Investments since 2000.
                                            October 25, 2005
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President,  Mr. O'Connor has served in        86                 None
2005 Market Street          President,     General Counsel and  various executive and legal
 Philadelphia, PA         General Counsel  Chief Legal Officer  capacities at different times
       19103                and Chief             since            at Delaware Investments.
                           Legal Officer    October 25, 2005
 February 21, 1996
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in         92                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                     Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
     THE ORGANIZATION

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                        CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                          INVESTMENT MANAGER
Chairman                                   Senior Vice President and                  Delaware Management Company,
Delaware Investments Family of Funds       Chief Financial Officer                    a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds       Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                     NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                            Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel     Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds       SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                           DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                           Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                          2005 Market Street
                                           Senior Vice President, General Counsel     Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds       FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                           800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                           FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer        INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds       800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                      WEB SITE
                                                                                      www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                 Delaware Investments is the marketing name for
National Gallery of Art                                                               Delaware Management Holdings, Inc. and
Washington, DC                                                                        its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS                           +----------------------------------------------------------------------------------+
Vice President/Mergers & Acquisitions      | The Fund files its complete schedule of portfolio holdings with the Securities   |
3M Corporation                             | and Exchange Commission for the first and third quarters of each fiscal year on  |
St. Paul, MN                               | Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and     |
                                           | procedures that the Fund uses to determine how to vote proxies (if any) relating |
J. RICHARD ZECHER                          | to portfolio securities is available without charge (i) upon request, by calling |
Founder                                    | 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; |
Investor Analytics                         | and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms   |
Scottsdale, AZ                             | N-Q may be reviewed and copied at the Commission's Public Reference Room in      |
                                           | Washington, DC; information on the operation of the Public Reference Room may be |
                                           | obtained by calling 1-800-SEC-0330.                                              |
                                           |                                                                                  |
                                           | Information (if any) regarding how the Fund voted proxies relating to portfolio  |
                                           | securities during the most recently disclosed 12-month period ended June 30 is   |
                                           | available without charge (i) through the Fund's Web site at                      |
                                           | http://www.delawareinvestments.com; and (ii) on the Commission's Web site at     |
                                           | http://www.sec.gov.                                                              |
                                           +----------------------------------------------------------------------------------+

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group









                                                              Printed in the USA
(9877)                                                         ANN-0511 GRTHOPPS
AR-016 [9/05] IVES 11/05                                       MF0510343 PO10507

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
GROWTH-EQUITY                                A member of Lincoln Financial Group










ANNUAL REPORT  SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
               DELAWARE LARGE CAP GROWTH FUND
               (FORMERLY DELAWARE DIVERSIFIED GROWTH FUND)


























[GRAPHIC OMITTED] POWERED BY RESEARCH(R)

TABLE
     OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             4
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     6
-----------------------------------------------------------------
SECTOR ALLOCATION                                               7
-----------------------------------------------------------------
FINANCIAL STATEMENTS:
     Statement of Net Assets                                    8

     Statement of Operations                                   10

     Statements of Changes in Net Assets                       11

     Financial Highlights                                      12

     Notes to Financial Statements                             16
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM                                    19
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         20
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       23
-----------------------------------------------------------------
ABOUT THE ORGANIZATION                                         25
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                         DELAWARE LARGE CAP GROWTH FUND
     MANAGEMENT REVIEW                            October 11, 2005

FUND MANAGERS

JEFFREY S. VAN HARTE
Senior Vice President, Chief Investment Officer -- Focus Growth Equity

CHRISTOPHER J. BONAVICO
Vice President, Senior Portfolio Manager, Equity Analyst

CHRISTOPHER M. ERICKSEN
Vice President, Portfolio Manager, Equity Analyst

DANIEL J. PRISLIN
Vice President, Senior Portfolio Manager, Equity Analyst

Q: AS NEW MANAGERS TO THE FUND, HOW DID YOU CHANGE THE
FUND DURING THE FISCAL YEAR?
A: In August 2005, we were installed as the investment managers for the Fund. Our investment strategy is somewhat different from the previous team's. As a result, there were substantial changes to the portfolio during the year.

The team's prior managers used a proprietary approach to security selection that included the use of quantitative models to screen a broad universe of growth-oriented stocks. The dedicated application of that process through much of the Fund's fiscal year resulted in a handful of both positive and negative results, some of which are outlined later in this report.

As noted in the August 2005 supplement to the Fund's prospectus, we invest primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, we seek to select securities we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The number of securities expected to be held in the Fund going forward is a notable change. Our team believes that superior returns can be realized by holding a concentrated portfolio of companies with advantaged business models and opportunities to generate consistent, long-term growth of intrinsic business value. When restructuring the portfolio, we sold a majority of the previous holdings and purchased quite a few new names. Our end result included the 29 companies for which we hold the greatest level of conviction. Our management team has held this philosophy and managed assets in the current style previously -- some of us for many years.

We prefer to hold companies with steady, consistent business models and end markets, and to hold them for five years or more. Like other growth investors, our team invests with the expectation of attractive revenue and earnings growth from its stock picks; however, a company's cash economics -- its returns on invested capital and its ability to generate free cash flow (i.e., its intrinsic business value) -- are key to our evaluation.

You may have noticed a recent spike in the portfolio's turnover level. This inflated level is a direct result of the significant changes we made to the portfolio when we began managing the Fund. We expect the turnover rate that will be reported in the Fund's next report should more accurately reflect our buy-and-hold philosophy.

Q: HOW DID DELAWARE LARGE CAP GROWTH FUND AND THE EQUITY MARKETS
PERFORM DURING THE 12-MONTH PERIOD?
Stocks generally posted gains for the one-year period ended September 30, 2005, as indicated by the +12.25% rise of the S&P 500 Index. The cost of energy and its potential impact on the economy was a dominant theme among investors throughout the year as the price of oil continuously increased. From the already high price of $50 per barrel in October 2004, crude oil peaked at more than $70 per barrel in September 2005 in the wake of decreased U.S. production that was a result of hurricanes Katrina and Rita (source: Market Watch). Not surprisingly, energy stocks performed extremely well in this environment.

Throughout the year, the Federal Open Market Committee maintained a measured pace of increases for the federal funds rate, bumping the rate by 25 basis points at a time, to 3.75% by fiscal year end. In the wake of rising energy prices, economists remained concerned about inflation late in the fiscal year.

Delaware Large-Cap Growth Fund returned +13.41% (Class A shares at net asset value with distributions reinvested), or +6.86% when including the sales charge (Class A shares at maximum offer price with distributions reinvested) for the fiscal year. For complete annualized performance, see table on page 4. The Fund (at net asset value with distributions reinvested) outpaced the +11.60% gain of its benchmark -- the Russell 1000 Growth Index -- and the +12.55% gain of the Fund's peers in the Lipper Large Cap Growth Funds Average during the period.

Q: WHICH STOCKS WERE AMONG THE STRONGEST PERFORMERS DURING THIS PERIOD?
A: Earlier in the fiscal year, consumer durables companies performed very well -- in particular new homebuilders KB HOME and D.R. Horton. The Fund also benefited from strong performance within the financial arena. Both Prudential Financial and Mellon Financial offered strong gains. These companies were sold when the team took over the Fund, as these companies do not meet our stock selection criteria.

After the restructuring, we benefited from strong performance from Liberty Global, the largest broadband cable operator outside the U.S. (in terms of subscribers) (source: Market Watch). Europe has historically lagged behind the U.S. in terms of cable services such as enhanced programming and broadband services. As the industry strives to catch up overseas, we see Liberty Global as a company offering high and robust levels of service. Furthermore, based on our quantitative analysis, we believe the company is currently trading at a discount to its intrinsic value.

The Fund also made gains in the technology arena. In particular, we've seen strong results from SanDisk, which provides portable data storage for consumer electronics. We expect continued strength from the company as consumer data storage needs increase for digital cameras, cell phones, mp3 players, and other mobile products. SanDisk currently holds a large share of the U.S. market within this arena and, in addition, has developed increased brand recognition (source:
Market Watch). Furthermore, the company creates value through three distinct avenues: licensing and royalties, retail distribution, and manufacturing.

Other positive performance came from QUALCOMM, which designs and manufactures digital wireless telecommunications products. We expect continued growth from this company as cell phones and other third generation products continue to gain popularity.

Q: WHICH STOCKS WERE AMONG THE BIGGEST DETRACTORS FROM OVERALL FUND PERFORMANCE?
A: We sold both Lexmark and Sanmina-SCI at a loss. Both companies are hardware manufacturers; Lexmark focuses on printers and Sanmina-SCI on computers. We exited Lexmark for fundamental reasons and Sanmina while reconstructing the portfolio.

We sold the previous managers' holdings in the consumer durables, energy, transportation, and utility sectors. Some of these share sales occurred at a net loss. As energy stocks performed very well during the year, our lack of a position there did detract somewhat from our performance versus the benchmark late in the year. It is worth mentioning, however, that even though we shied away from the strong-performing energy sector, the portfolio did outpace the benchmark index.

Also performing worse than the index was Zimmer Holdings, which develops and manufactures prosthetic devices including knees, hips, and spines, with an emphasis on minimally invasive solutions. Zimmer, in our opinion, suffered a decline as pricing in the overall hospital industry softened during recent months. For several reasons, we remain confident in Zimmer Holdings. We believe that as demographics continue to shift and the U.S. population ages, the health care industry will continue to look for products that can reduce costs, shorten hospital stays, and reduce surgery-related side effects. As such, we anticipate a greater need for minimally invasive orthopedic solutions. Zimmer's variety of products was recently enhanced as a result of its merger with Swedish-based Centerpulse and, in addition, the company currently has an attractive pipeline of potential products. The company's management team is also very focused on the generation of free cash returns for shareholders, which is attractive to us.

                       This page intentionally left blank.

PERFORMANCE SUMMARY
     DELAWARE LARGE CAP GROWTH FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Large Cap Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns
Through 9/30/2005                        Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                      0.05%          -8.93%       13.41%
Including Sales Charge                     -0.62%         -10.00%        6.86%
--------------------------------------------------------------------------------
Class B (Est. 4/30/02)
Excluding Sales Charge                      3.12%                       12.60%
Including Sales Charge                      2.51%                        8.60%
--------------------------------------------------------------------------------
Class C (Est. 4/30/02)
Excluding Sales Charge                      3.12%                       12.60%
Including Sales Charge                      3.12%                       11.60%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount to 0.25% through January 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. The distributor has contracted to limit this amount to 0.50% through January 31, 2006. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2005 for Delaware Large Cap Growth Fund's Institutional Class shares were 0.16%, -8.75%, and 13.83%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Before April 1, 2005, the Delaware Large Cap Growth Fund was named the Delaware Diversified Growth Fund. On August 1, 2005, the Fund's strategy and management changed. The new management team retained the Fund's large-cap focus by investing primarily in stocks in large companies that we believe to have a combination of attractive valuations, growth prospects, and strong cash flows. Securities that were determined to no longer to meet the Fund's investment objective or to be inconsistent with the new team's investment strategies have been sold. For more complete information regarding these changes, please obtain a copy of the Fund's prospectus. A prospectus, along with the supplement, may be obtained by calling 800 523-1918.

Nasdaq Institutional Class symbol: DGDIX

FUND BASICS
As of September 30, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks capital appreciation.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$92 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
29
--------------------------------------------------------------------------------
FUND START DATE:
December 2, 1996
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Previously, he was a principal and executive vice president at Transamerica Investment Management, LLC. He was the lead manager for the $9.2 billion Transamerica Large Growth strategy, and had been managing portfolios in that discipline for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and subadvised funds, received his bachelor's degree in finance from California State University at Fullerton.

Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Previously, he was a principal and portfolio manager at Transamerica Investment Management, LLC. He also managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware.

Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. Previously, he was a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap portfolio. Previously, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DGDAX
Class B  DGDBX
Class C  DGDCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 2, 1996 (Fund's inception) through September 30, 2005

                         Delaware Large Cap               Russell 1000
                   Growth Fund -- Class A Shares          Growth Index
Dec-96                         $9,288                       $10,000
Sep-97                        $11,274                       $12,853
Sep-98                        $10,495                       $14,280
Sep-99                        $12,124                       $19,257
Sep-00                        $15,102                       $23,765
Sep-01                         $8,203                       $12,920
Sep-02                         $6,270                       $10,012
Sep-03                         $7,792                       $12,607
Sep-04                         $8,344                       $13,554
Sep-05                         $9,463                       $15,126

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Growth Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. No 12b-1 fees were imposed on Class A shares for the periods between inception and April 30, 2002, and had such charges been imposed, returns would have been lower. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results. An expense limitation was in effect for all classes of Delaware Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

DISCLOSURE                    For the Period April 1, 2005 to September 30, 2005
     OF FUND EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE LARGE CAP GROWTH FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                  Expenses
                                                           Beginning    Ending                   Paid During
                                                            Account     Account     Annualized      Period
                                                             Value       Value        Expense     4/1/05 to
                                                             4/1/05     9/30/05        Ratio       9/30/05*
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,080.80       1.02%        $5.32
Class B                                                     1,000.00    1,077.20       1.77%         9.22
Class C                                                     1,000.00    1,075.40       1.77%         9.22
Institutional Class                                         1,000.00    1,082.30       0.77%         4.02
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,019.95       1.02%        $5.16
Class B                                                     1,000.00    1,016.19       1.77%         8.95
Class C                                                     1,000.00    1,016.19       1.77%         8.95
Institutional Class                                         1,000.00    1,021.21       0.77%         3.90
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                      As of  September 30, 2005
     DELAWARE LARGE CAP GROWTH FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
-----------------------------------------------------------------------
COMMON STOCK                                                   99.46%
-----------------------------------------------------------------------
Basic Industry/Capital Goods                                    3.38%

Business Services                                              17.10%

Consumer Non-Durables                                          14.44%

Consumer Services                                              19.79%

Financial                                                       3.66%

Health Care                                                    17.44%

Technology                                                     23.65%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           1.87%
-----------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              101.33%
-----------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (1.33%)
-----------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-----------------------------------------------------------------------

STATEMENT                                         DELAWARE LARGE CAP GROWTH FUND
     OF NET ASSETS                                September 30, 2005

                                                         Number of     Market
                                                          Shares        Value
COMMON STOCK - 99.46%
Basic Industry/Capital Goods - 3.38%
  Praxair                                                   65,000  $ 3,115,450
                                                                    -----------
                                                                      3,115,450
                                                                    -----------
Business Services - 17.10%
  Expeditors International Washington                       50,000    2,839,000
  First Data                                                95,000    3,800,000
  Moody's                                                   60,000    3,064,800
  Paychex                                                   80,000    2,966,400
  United Parcel Service Class B                             45,000    3,110,850
                                                                    -----------
                                                                     15,781,050
                                                                    -----------
Consumer Non-Durables - 14.44%
  Gillette                                                  60,000    3,492,000
  Staples                                                  175,000    3,731,000
  Walgreen                                                  85,000    3,693,250
  Wal-Mart Stores                                           55,000    2,410,100
                                                                    -----------
                                                                     13,326,350
                                                                    -----------
Consumer Services - 19.79%
 +eBay                                                      80,000    3,296,000
  International Game Technology                            105,000    2,835,000
 +Liberty Global Class A                                    70,000    1,895,600
 +Liberty Global Class C                                    70,000    1,802,500
 +MGM MIRAGE                                                60,000    2,626,200
 +Weight Watchers International                             50,000    2,579,000
 +XM Satellite Radio Holdings Class A                       90,000    3,231,900
                                                                    -----------
                                                                     18,266,200
                                                                    -----------
Financial - 3.66%
  Chicago Mercantile Exchange                               10,000    3,373,000
                                                                    -----------
                                                                      3,373,000
                                                                    -----------
Health Care - 17.44%
  Allergan                                                  40,000    3,664,800
 +Genentech                                                 50,000    4,210,500
  UnitedHealth Group                                        50,000    2,810,000
 +WellPoint                                                 35,000    2,653,700
 +Zimmer Holdings                                           40,000    2,755,600
                                                                    -----------
                                                                     16,094,600
                                                                    -----------
Technology - 23.65%
 +Intuit                                                    65,000    2,912,650
  Microsoft                                                140,000    3,602,200
 +NAVTEQ                                                    55,000    2,747,250
  QUALCOMM                                                 120,000    5,370,000
 +SanDisk                                                   90,000    4,342,500
  Sprint                                                   120,000    2,853,600
                                                                    -----------
                                                                     21,828,200
                                                                    -----------
TOTAL COMMON STOCK (cost $87,983,875)                                91,784,850
                                                                    -----------

                                                         Number of     Market
                                                          Shares        Value
REPURCHASE AGREEMENTS - 1.87%
  With BNP Paribas 3.25% 10/03/05 (dated
    9/30/05, to be repurchased at $710,192,
    collateralized by $95,000 U.S. Treasury
    Bills due 2/16/06, market value $93,686,
    $29,000 U.S. Treasury Notes 1.50% due
    3/31/06, market value $28,218, $238,000
    U.S. Treasury Notes 1.875% due 1/31/06,
    market value $237,199, $207,000 U.S.
    Treasury Notes 2.375% due 8/15/06, market
    value $204,694, $92,000 U.S. Treasury
    Notes 2.50% due 5/31/06, market value
    $91,618, $43,000 U.S. Treasury Notes
    2.75% due 7/31/06, market value $42,574,
    $6,000 U.S. Treasury Notes 2.875% due
    11/30/06, market value $5,766, $20,000
    U.S. Treasury Notes 4.625% due 5/15/06,
    market value $20,896)                                $ 710,000  $   710,000

  With UBS Warburg 3.25% 10/03/05
    (dated 9/30/05, to be repurchased at
    $1,011,274, collateralized by $1,048,000
    U.S. Treasury Bills due 3/2/06,
    market value $1,031,369)                             1,011,000    1,011,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,721,000)                                                   1,721,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 101.33%
  (cost $89,704,875)                                                 93,505,850
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - (1.33%)                                         (1,223,319)
                                                                    -----------
NET ASSETS APPLICABLE TO 13,501,687
  SHARES OUTSTANDING - 100.00%                                      $92,282,531
                                                                    ===========

Net Asset Value - Delaware Large Cap Growth Fund
  Class A ($3,010,740 / 441,180 Shares)                                   $6.82
                                                                          -----
Net Asset Value - Delaware Large Cap Growth Fund
  Class B ($1,648,723 / 246,180 Shares)                                   $6.70
                                                                          -----
Net Asset Value - Delaware Large Cap Growth Fund
  Class C ($411,740 / 61,430 Shares)                                      $6.70
                                                                          -----
Net Asset Value - Delaware Large Cap Growth Fund
  Institutional Class ($87,211,328 / 12,752,897 Shares)                   $6.84
                                                                          -----

STATEMENT                                         DELAWARE LARGE CAP GROWTH FUND
     OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $85,631,670
Undistributed net investment income                                     147,430
Accumulated net realized gain on investments                          2,702,456
Net unrealized appreciation of investments                            3,800,975
                                                                    -----------
Total net assets                                                    $92,282,531
                                                                    -----------

+Non-income producing security for the year ending September 30, 2005.

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  DELAWARE LARGE CAP GROWTH FUND
Net asset value Class A (A)                                               $6.82
Sales charge (5.75% of offering price) (B)                                 0.42
                                                                          -----
Offering price                                                            $7.24
                                                                          =====

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                         DELAWARE LARGE CAP GROWTH FUND
     OF OPERATIONS                                Year Ended September 30, 2005

INVESTMENT INCOME:
  Dividends                                                              $1,060,422
  Interest                                                                   38,367
  Foreign tax withheld                                                       (1,023)      $1,097,766
                                                                         ----------       ----------

EXPENSES:
  Management fees                                                           502,335
  Registration fees                                                          46,107
  Reports and statements to shareholders                                     29,099
  Distribution expenses - Class A                                             6,468
  Distribution expenses - Class B                                            16,925
  Distribution expenses - Class C                                             4,028
  Accounting and administration expenses                                     27,193
  Legal and professional fees                                                20,283
  Dividend disbursing and transfer agent fees and expenses                   14,637
  Insurance fees                                                              5,767
  Trustees' fees                                                              3,623
  Custodian fees                                                              3,559
  Pricing fees                                                                  897
  Taxes (other than taxes on income)                                            588
  Other                                                                       5,711          687,220
                                                                         ----------
  Less expenses absorbed or waived                                                           (72,374)
  Less waiver of distribution expenses - Class A                                              (1,078)
  Less expense paid indirectly                                                                  (116)
                                                                                          ----------
  Total expenses                                                                             613,652
                                                                                          ----------
NET INVESTMENT INCOME                                                                        484,114
                                                                                          ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                         7,696,924
  Net change in unrealized appreciation/depreciation of investments                        1,591,699
                                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                            9,288,623
                                                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $9,772,737
                                                                                          ==========

See accompanying notes

STATEMENTS                                        DELAWARE LARGE CAP GROWTH FUND
     OF CHANGES IN NET ASSETS

                                                                                                   Year Ended
                                                                                            9/30/05          9/30/04
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                   $   484,114       $   158,277
  Net realized gain on investments                                                          7,696,924         1,281,334
  Net change in unrealized appreciation/depreciation of investments                         1,591,699           877,187
                                                                                          -----------       -----------
  Net increase in net assets resulting from operations                                      9,772,737         2,316,798
                                                                                          -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                    (7,086)               --
    Institutional Class                                                                      (447,139)         (109,820)
                                                                                          -----------       -----------
                                                                                             (454,225)         (109,820)
                                                                                          -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                 1,981,677         1,332,831
    Class B                                                                                   347,189         1,778,321
    Class C                                                                                   234,294           143,014
    Institutional Class                                                                    24,771,164        25,531,074

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                     6,074                --
    Institutional Class                                                                       447,139           109,820
                                                                                          -----------       -----------
                                                                                           27,787,537        28,895,060
                                                                                          -----------       -----------
  Cost of shares repurchased:
    Class A                                                                                  (677,716)         (295,293)
    Class B                                                                                  (544,185)         (355,328)
    Class C                                                                                  (134,467)          (27,457)
    Institutional Class                                                                    (5,105,422)       (6,991,179)
                                                                                          -----------       -----------
                                                                                           (6,461,790)       (7,669,257)
                                                                                          -----------       -----------
Increase in net assets derived from capital share transactions                             21,325,747        21,225,803
                                                                                          -----------       -----------
NET INCREASE IN NET ASSETS                                                                 30,644,259        23,432,781

NET ASSETS:
  Beginning of year                                                                        61,638,272        38,205,491
                                                                                          -----------       -----------
  End of year(1)                                                                          $92,282,531       $61,638,272
                                                                                          ===========       ===========

  (1)Undistributed net investment income                                                  $   147,430       $   117,541
                                                                                          ===========       ===========

See accompanying notes

FINANCIAL
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Large Cap Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $6.040      $5.640       $4.540      $5.940      $12.350

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                                 0.027       0.005        0.004          --       (0.013)
Net realized and unrealized gain (loss) on investments          0.781       0.395        1.096      (1.400)      (5.162)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.808       0.400        1.100      (1.400)      (5.175)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                     (0.028)         --           --          --           --
From net realized gain on investments                              --          --           --          --       (1.165)
In excess of net realized gain on investments                      --          --           --          --       (0.070)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.028)         --           --          --       (1.235)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $6.820      $6.040       $5.640      $4.540       $5.940
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                13.41%       7.09%       24.23%     (23.57%)     (45.68%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $3,011      $1,420         $378         $28          $26
Ratio of expenses to average net assets                         1.01%       1.00%        1.00%       0.94%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.15%       1.16%        1.35%       1.57%        1.12%
Ratio of net investment income (loss) to average net assets     0.41%       0.08%        0.08%       0.00%       (0.17%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly      0.27%      (0.08%)      (0.27%)     (0.63%)      (0.54%)
Portfolio turnover                                               124%         54%          80%         67%          67%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Delaware Large Cap Growth Fund Class B
------------------------------------------------------------------------------------------------------------
                                                                           Year                   4/30/02(1)
                                                                           Ended                      to
                                                              9/30/05     9/30/04      9/30/03     9/30/02

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.950      $5.600       $4.540      $6.030

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                         (0.021)     (0.041)      (0.036)     (0.017)
Net realized and unrealized gain (loss) on investments          0.771       0.391        1.096      (1.473)
                                                               ------      ------       ------      ------
Total from investment operations                                0.750       0.350        1.060      (1.490)
                                                               ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $6.700      $5.950       $5.600      $4.540
                                                               ======      ======       ======      ======

TOTAL RETURN(3)                                                12.60%       6.25%       23.35%     (24.71%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $1,649      $1,643         $224         $19
Ratio of expenses to average net assets                         1.76%       1.75%        1.75%       1.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.85%       1.86%        2.05%       2.98%
Ratio of net investment loss to average net assets             (0.34%)     (0.67%)      (0.67%)     (0.81%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (0.43%)     (0.78%)      (0.97%)     (1.84%)
Portfolio turnover                                               124%         54%          80%         67%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Delaware Large Cap Growth Fund Class C
------------------------------------------------------------------------------------------------------------
                                                                           Year                   4/30/02(1)
                                                                           Ended                      to
                                                              9/30/05     9/30/04      9/30/03     9/30/02
NET ASSET VALUE, BEGINNING OF PERIOD                           $5.950      $5.600       $4.540      $6.030

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                         (0.021)     (0.040)      (0.036)     (0.017)
Net realized and unrealized gain (loss) on investments          0.771       0.390        1.096      (1.473)
                                                               ------      ------       ------      ------
Total from investment operations                                0.750       0.350        1.060      (1.490)
                                                               ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $6.700      $5.950       $5.600      $4.540
                                                               ======      ======       ======      ======

TOTAL RETURN(3)                                                12.60%       6.25%       23.35%     (24.71%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $412        $270         $149         $--
Ratio of expenses to average net assets                         1.76%       1.75%        1.75%       1.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.85%       1.86%        2.05%       2.98%
Ratio of net investment loss to average net assets             (0.34%)     (0.67%)      (0.67%)     (0.81%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (0.43%)     (0.78%)      (0.97%)     (1.84%)
Portfolio turnover                                               124%         54%          80%         67%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Large Cap Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/05     9/30/04      9/30/03     9/30/02      9/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $6.050      $5.660       $4.550      $5.940      $12.350

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                                 0.043       0.021        0.017       0.006       (0.013)
Net realized and unrealized gain (loss) on investments          0.791       0.385        1.102      (1.396)      (5.162)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.834       0.406        1.119      (1.390)      (5.175)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                     (0.044)     (0.016)      (0.009)         --           --
From net realized gain on investments                              --          --           --          --       (1.165)
In excess of net realized gain on investments                      --          --           --          --       (0.070)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.044)     (0.016)      (0.009)         --       (1.235)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $6.840      $6.050       $5.660      $4.550       $5.940
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                13.83%       7.17%       24.62%     (23.40%)     (45.68%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $87,211     $58,305      $37,456     $16,948      $10,686
Ratio of expenses to average net assets                         0.76%       0.75%        0.75%       0.83%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.85%       0.86%        1.05%       1.27%        0.82%
Ratio of net investment income (loss) to average net assets     0.66%       0.33%        0.33%       0.11%       (0.17%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.57%       0.22%        0.03%      (0.33%)      (0.24%)
Portfolio turnover                                               124%         54%          80%        167%         167%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                             DELAWARE LARGE CAP GROWTH FUND
     TO FINANCIAL STATEMENTS                      September 30, 2005




Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware statutory trust, and offers two series: Delaware Large Cap Growth Fund (formerly Delaware Diversified Growth Fund) and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Large Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of September 30, 2005, Class R had not commenced operations.

The investment objective of the Fund is to seek capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or, with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended September 30, 2005 was $116.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through January 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through January 31, 2006, in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through January 31, 2006 for Class R to no more than 0.50% of average daily net assets.

NOTES                                             DELAWARE LARGE CAP GROWTH FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At September 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                    $27,108
  Dividend disbursing, transfer agent, accounting and
    administration fees, and other expenses payable to DSC      6,855
  Other expenses payable to DMC and affiliates*                11,009

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal service expenses, including internal legal services provided to the Fund by DMC employees. For the year ended September 30, 2005, the Fund was charged $4,055 for internal legal services provided by DMC.

For the year ended September 30, 2005, DDLP earned $1,779 for commissions on sales of the Fund's Class A shares. For the year ended September 30, 2005, DDLP received gross contingent deferred sales charge commissions of $116, $3,396 and $21 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended September 30, 2005, the Fund made purchases of $116,459,932 and sales of $94,702,376 of investment securities other than short-term investments.

At September 30, 2005, the cost of investments for federal income tax purposes was $89,954,948. At September 30, 2005, net unrealized appreciation was $3,550,902 of which $6,412,205 related to unrealized appreciation of investments and $2,861,303 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTIONS
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2005 and 2004 was as follows:

                                                  9/30/05     9/30/04
                                                  -------     -------
  Ordinary income                                $454,225    $109,820

As of September 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                           $85,631,670
  Undistributed ordinary income                               147,430
  Undistributed long-term capital gain                      2,952,529
  Unrealized appreciation of investments                    3,550,902
                                                          -----------
  Net assets                                              $92,282,531
                                                          ===========

The difference between book and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, for the year ended September 30, 2005, the Fund utilized $3,743,625 of capital loss carryfowards.

5. CAPITAL SHARES
                                                             Year Ended
                                                       9/30/05       9/30/04
Shares sold:
  Class A                                              309,793       216,390
  Class B                                               54,711       293,841
  Class C                                               36,988        23,371
  Institutional Class                                3,845,268     4,151,271

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                  943            --
  Institutional Class                                   69,432        18,122
                                                    ----------    ----------
                                                     4,317,135     4,702,995
                                                    ----------    ----------
Shares repurchased:
  Class A                                             (104,510)      (48,359)
  Class B                                              (84,742)      (57,597)
  Class C                                              (20,966)       (4,470)
  Institutional Class                                 (791,902)   (1,161,766)
                                                    ----------    ----------
                                                    (1,002,120)   (1,272,192)
                                                    ----------    ----------
Net increase                                         3,315,015     3,430,803
                                                    ==========    ==========

  For the years ended September 30, 2005 and 2004, 15,906 Class B shares were converted to 15,643 Class A shares valued at $103,018 and 10,499 Class B shares were converted to 10,358 Class A shares valued at $64,633, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2005 or at any time during the year.

7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

NOTES                                             DELAWARE LARGE CAP GROWTH FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2005, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
  Long-Term             Ordinary
Capital Gains            Income                Total                 (C)
Distributions        Distributions*        Distributions          Qualifying
 (Tax Basis)          (Tax Basis)           (Tax Basis)          Dividends(1)
-------------        --------------       --------------         ------------
     --                   100%                 100%                  100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended September 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $454,225 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -- Delaware Large Cap
Growth Fund

We have audited the accompanying statement of net assets of Delaware Large Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV) (the "Fund") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Growth Fund of Delaware Group Equity Funds IV at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
November 11, 2005

OTHER                                             DELAWARE LARGE CAP GROWTH FUND
     FUND INFORMATION



PROXY RESULTS
The shareholders of Delaware Large Cap Growth Fund (formerly Delaware Diversified Growth Fund) (the "Trust") voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trust.

                                                         Shares Voted
                                Shares Voted For      Withheld Authority
                                ----------------      ------------------
Thomas L. Bennet                   10,575,657               7,934
Jude T. Driscoll                   10,575,657               7,934
John A. Fry                        10,573,744               9,848
Anthony D. Knerr                   10,575,657               7,934
Lucinda S. Landreth                10,575,657               7,934
Ann R. Leven                       10,574,866               8,725
Thomas F. Madison                  10,575,657               7,934
Janet L. Yeomans                   10,575,657               7,934
J. Richard Zecher                  10,575,657               7,934

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund of the Trust will be able to hire and replace subadvisors without shareholder approval.

                                     For          Against     Abstain     Broker Non-Votes
                                     ---          -------     -------     ----------------
Delaware Large Cap Growth Fund    10,400,126       7,139      13,522            162,804

BOARD CONSIDERATION OF DELAWARE LARGE CAP GROWTH FUND INVESTMENT
ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Large Cap Growth Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

OTHER                                             DELAWARE LARGE CAP GROWTH FUND
     FUND INFORMATION (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002-2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% -- the second quartile; the next 25% -- the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three- and five-year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one-, three- and five-year periods was in the third quartile of such Performance Universe. The Board noted that the Fund's performance results were not in line with the Board's stated objective. The Board also noted that a new investment team would soon assume management of the Fund. At that time, the Fund's policies and strategies will be modified to take advantage of the new team's investment approach. The Board was satisfied that management was taking effective action to enhance Fund performance and meet the Board's performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

OTHER                                             DELAWARE LARGE CAP GROWTH FUND
     FUND INFORMATION (CONTINUED)

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
     19103                 Officer and        1 Year -          at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
     19103                                                      Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
      19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
      19103                                                       (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005           Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
      19103                                                         (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
      19103                                                                                                     Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
      19103
                                                                Ms. Yeomans has held
  July 31, 1948                                            various management positions
                                                           at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF            Senior         Chief Financial    Mr. Bishof has served in           92                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005   at different times at
      19103               Chief Financial                       Delaware Investments.
                              Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR       Vice President,   Vice President since   Mr. Connor has served as          86                 None
2005 Market Street      Deputy General     September 21, 2001   Vice President and Deputy
 Philadelphia, PA    Counsel and Secretary    and Secretary    General Counsel of Delaware
       19103                                      since         Investments since 2000.
                                            October 25, 2005
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President,  Mr. O'Connor has served in        86                 None
2005 Market Street          President,     General Counsel and  various executive and legal
 Philadelphia, PA         General Counsel  Chief Legal Officer  capacities at different times
       19103                and Chief             since            at Delaware Investments.
                           Legal Officer    October 25, 2005
 February 21, 1996
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in         92                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                     Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
     THE ORGANIZATION

This annual report is for the information of Delaware Large Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Large Cap Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                        CONTACT INFORMATION

JUDE T. DRISCOLL                           MICHAEL P. BISHOF                          INVESTMENT MANAGER
Chairman                                   Senior Vice President and                  Delaware Management Company,
Delaware Investments Family of Funds       Chief Financial Officer                    a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds       Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                     NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                            Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel     Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds       SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                           DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                           Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                          2005 Market Street
                                           Senior Vice President, General Counsel     Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds       FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                           800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                           FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer        INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds       800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                      WEB SITE
                                                                                      www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                               Delaware Investments is the marketing name for
Washington, DC                                                                        Delaware Management Holdings, Inc. and
                                                                                      its subsidiaries.
THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions      +----------------------------------------------------------------------------------+
3M Corporation                             | The Fund files its complete schedule of portfolio holdings with the Securities   |
St. Paul, MN                               | and Exchange Commission for the first and third quarters of each fiscal year on  |
                                           | Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and     |
J. RICHARD ZECHER                          | procedures that the Fund uses to determine how to vote proxies (if any) relating |
Founder                                    | to portfolio securities is available without charge (i) upon request, by calling |
Investor Analytics                         | 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; |
Scottsdale, AZ                             | and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms   |
                                           | N-Q may be reviewed and copied at the Commission's Public Reference Room in      |
                                           | Washington, DC; information on the operation of the Public Reference Room may be |
                                           | obtained by calling 1-800-SEC-0330.                                              |
                                           |                                                                                  |
                                           | Information (if any) regarding how the Fund voted proxies relating to portfolio  |
                                           | securities during the most recently disclosed 12-month period ended June 30 is   |
                                           | available without charge (i) through the Fund's Web site at                      |
                                           | http://www.delawareinvestments.com; and (ii) on the Commission's Web site at     |
                                           | http://www.sec.gov.                                                              |
                                           +----------------------------------------------------------------------------------+

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group







                                                              Printed in the USA
(9851)                                                          ANN-0511 LGCAPGR
AR-133 [9/05] IVES 11/05 PO10510                                       MF0510346

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4.  Principal Accountant Fees and Services

         (a) Audit fees.
             ----------

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,000 for the fiscal year ended September 30, 2005.



----------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,350 for the fiscal year ended September 30, 2004.

         (b) Audit-related fees.
             ------------------

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2005.

The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended September 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2004.

The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $167,700 for the registrant's fiscal year ended September 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.
             --------

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $7,700 for the fiscal year ended September 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended September 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2004.

         (d) All other fees.
             --------------

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended September 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended September 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $338,760 and $346,440 for the registrant's fiscal years ended September 30, 2005 and September 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT: Delaware Group Equity Funds IV


         Jude T. Driscoll
---------------------------------

By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 7, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
---------------------------------

By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 7, 2005


         Michael P. Bishof
---------------------------------

By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    December 7, 2005